Exhibit 99.6

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.6647%



        Excess Protection Level
          3 Month Average  5.92%
          October, 1999  6.08%
          September, 1999  5.76%
          August, 1999  5.90%


        Cash Yield                                  18.61%


        Investor Charge Offs                        4.68%


        Base Rate                                   7.85%


        Over 30 Day Delinquency                     5.07%


        Seller's Interest                           9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,354,806,563.13